1

Fulton Financial
Corporation
-------------------------------------

Investor Presentation
Data as of September 30, 2010

■ This presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, results of operations, business, strategies, products and services. You can identify forward-looking statements by the use of words such as “may”, “should”, “will”, “could”, “estimates”, “predicts”, “potential”,
 “continue”, “anticipates”, “believes”, “plans”, “expects”, “future” and “intends” and similar expressions which are intended to identify forward-looking statements.
■  Such forward-looking statements reflect the current beliefs and expectations of the Corporation’s management, are based on estimates, assumptions and projections about the Corporation’s business and its industry, and involve significant risks and uncertainties, some of which are beyond our control and difficult to predict. These statements are not guarantees of future performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, asset quality and the impact of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-
 sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆ Corporate Profile
 ◆ Franchise and Markets
 ◆ Overview of the 3rd Quarter
 ◆ Capital
 ◆ Earnings/Peer Group
 ◆ Financial Performance
 ◆ Supplemental Credit Information
 ◆ Investment Portfolio

Fulton Financial Profile (as of 9/30/10)
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 272 community banking offices
■ Asset size: $ 16.3 billion
■ 3,800 Team Members
■ Market capitalization: $ 1.8 billion
■ Book value per common share: $ 9.43
■ Tangible book value per common share: $6.67
■ Shares outstanding: 198.9 million

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
BERKS
DAUPHIN
LEBANON
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
FRANKLIN
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
NEW CASTLE
KENT
SUSSEX
Delaware
Maryland
WASHINGTON
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
FAIRFAX
MANASSAS
PRINCE WILLIAMS
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL CORPORATION

A Valuable Geographic Franchise

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

The Bank
$

Fulton Bank
LISTENING IS JUST THE BEGINNING.®
Forbes
100
MOST TRUSTWORTHY
COMPANIES
2010
fultonbank.com
Member FDIC. Member of the Fulton Financial Family.

The Bank

FULTON FINANCIAL
CORPORATION

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

Overview of the 3rd Quarter
■ TARP redeemed in full on July 14th
■ Repurchased associated warrant on September 8th
■ Strong mortgage activity and related sale gains
■ Net interest margin expansion
■ Continued core deposit growth / highly liquid
■ Regulation E overdraft guidelines implemented
■ Announced merger of Delaware affiliate into Fulton
 Bank
■ Expenses well controlled

Overview of the 3rd Quarter / Credit
■ Loan balances stable / growth offset
 runoff and charge-offs
■ Earning asset growth a challenge
■ Economic recovery slower than
 anticipated
■ Non-performing assets and overall
 delinquency increased linked quarter
■ Further reduction in construction
 exposure
■ Provision unchanged from prior quarter

■ 52 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment land development:
 $25 million
 ➢ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $459,711
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans 9/30/10

Basel Capital Guidelines
■ Corporation’s current capital levels
 exceed preliminary guidelines
■ Possible further definition and
 clarification from U. S. Regulatory
 Authorities

Capital      9/30/10
GAAP Capital	$1.88 billion
Total Risk-Based Capital	$1.77 billion
Total Risk-Based Capital Ratio	13.90%
Tier 1 Risk-Based Capital Ratio	11.40%
Leverage Capital Ratio	9.20%
Tangible Common Equity Ratio	8.40%
Tangible Common Equity to Risk-Weighted Assets	10.45%

Dodd Frank Act
■ Established organizational structure
 to address each applicable Title
■ Expect market opportunities with
 appropriate planning and strategizing
■ Believe we are in a better position to
 absorb increased costs than smaller
 competitors

Mortgage Foreclosures
■ Media focus is largely on high volume
 servicing/ foreclosure operations
■ Each customer viewed on case-by-case basis
■ Strive to keep borrowers in their homes
■ Approximately 300 residential foreclosure
 actions initiated during first nine months of
 this year
■ Currently conducting review of our foreclosure
 requirements, foreclosure procedures and law
 firms we use
■ The impact of any deficiencies which may be
 discovered is not expected to be material

Financial Performance

Quarterly Net Income (in millions)
13.1
13.1
23.3
24.4
27.5
31.7
37.7
0.0
10.0
20.0
30.0
40.0
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

Q3 2010		Q2 2010		$	%
			(dollars in thousands)			
Income Taxes	**(12,790)**		(11,280)		(1,510)	13%
Cost of Preferred Stock	**(6,170)**		(5,060)		(1,110)	22%
Common Shareholders $	**31,510**	$	26,620	$	4,890	18%
Earnings Per Share $	**0.16**	$	0.14	$	0.02	14%

FULTON FINANCIAL
CORPORATION

Income Statement Summary
Net Interest Income
140,190
$

139,160
$

1,030
$

1%
Loan Loss Provision
(40,000)

(40,000)

-

0%
Other Income
50,270

43,060

7,210

17%
Securities Gains
1,830

900

930

103%
Other Expenses
(101,820)

(100,160)

(1,660)

2%
 Net Income
37,680

31,680

6,000

19%
 Net Income Available to

2010	2009	$	%
		(dollars in thousands)		
Income Taxes	**(33,340)**	(9,800)	(23,540)	240%
Common Shareholders	**$ 80,540**	$ 34,420	$ 46,120	134%
Earnings Per Share	**$ 0.43**	$ 0.20	$ 0.23	115%

FULTON FINANCIAL
CORPORATION

Income Statement Summary (YTD September)
Net Interest Income
417,850
$

384,860
$

32,990
$

9%
Loan Loss Provision
(120,000)

(145,000)

25,000

-17%
Other Income
133,020

130,520

2,500

2%
Securities Gains
510

2,950

(2,440)

-83%
Other Expenses
(301,200)

(313,990)

12,790

-4%
 Net Income
96,840

49,540

47,300

95%
Cost of Preferred Stock
(16,300)

(15,120)

(1,180)

8%
 Net Income Available to

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of September 30, 2010
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation

Peer Group*

Net Interest Margin
3.81
3.73
3.37
3.00
3.25
3.50
3.75
4.00
Q1
06
Q2
06
Q3
06
Q4
06
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
FULT
Peer
Top 50

Average Loans (Q3 2010 vs. Q2 2010)
Q3 2010
Q2 2010
$
%
(dollars in millions)
Comm'l Mort
4,340
$

4,320
$

20
$

0%
Commercial
3,670

3,690

(20)

-1%
Home Equity
1,640

1,640

-

0%
Resid Mort
1,000

970

30

3%
Construction
870

910

(40)

-4%
Cons./Other
440

430

10

2%
Total Loans
11,960
$

11,960
$

-
$

0%

Average Loans (September 30th - Year to Date)
2010
2009
$
%
(dollars in millions)
Comm'l Mort
4,320
$

4,100
$

220
$

5%
Commercial
3,680

3,660

20

1%
Home Equity
1,640

1,670

(30)

-2%
Resid Mort
970

940

30

3%
Construction
910

1,140

(230)

-20%
Cons./Other
440

460

(20)

-4%
Total Loans
11,960
$

11,970
$

(10)
$

0%

Average Loan Growth
(0.1)
(5.0)
(5.4)
-9.0
-6.0
-3.0
0.0
3.0
6.0
9.0
12.0
15.0
03
04
05
06
07
08
09
YTD
9/10
FULT
Peer
Top 50

Net Charge-Offs To Average Loans
1.10
1.03
1.92
0.00
0.50
1.00
1.50
2.00
01
02
03
04
05
06
07
08
09
YTD
9/10
FULT
Peer
Top 50

Non-performing Loans to Loans
2.87
2.56
2.97
0.00
1.00
2.00
3.00
4.00
04
05
06
07
08
09
Q2 10
Q3 10
FULT
Peer
Top 50
NOTE: Peer and Top 50 data
not available for Q3 10

Allowance to Loans
2.38
2.06
2.80
0.80
1.10
1.40
1.70
2.00
2.30
2.60
2.90
03
04
05
06
07
08
09
Q2 10
Q3 10
FULT
Peer
Top 50
NOTE: Peer and Top 50 data
not available for Q3 10

Allowance to Non-performing Loans
83.2
87.1
83.9
50.0
100.0
150.0
200.0
250.0
300.0
03
04
05
06
07
08
09
Q2 10
Q3 10
FULT
Peer
Top 50
NOTE: Peer and Top 50 data
not available for Q3 10

Average Deposits                                            (Q3 2010 vs. Q2 2010)
Q3 2010
Q2 2010
$
%
(dollars in millions)
Nonint DDA
2,140
$

2,080
$

60
$

3%
Int DDA
2,130

2,020

110

5%
Savings/MMDA
3,210

3,090

120

4%
CD's
4,990

5,120

(130)

-3%
Cash Management
460

470

(10)

-2%
Total Deposits
12,930
$

12,780
$

150
$

1%

Average Deposits (September 30th - Year to Date)
2010
2009
$
%
(dollars in millions)
Nonint DDA
2,070
$

1,800
$

270
$

15%
Int DDA
2,040

1,820

220

12%
Savings/MMDA
3,050

2,310

740

32%
CD's
5,100

5,540

(440)

-8%
Cash Management
470

550

(80)

-15%
Total Deposits
12,730
$

12,020
$

710
$

6%

Average Deposit Growth
7.0
5.0
4.3
(3.0)
0.0
3.0
6.0
9.0
12.0
15.0
18.0
03
04
05
06
07
08
09
YTD
9/10
FULT
Peer
Top 50

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

FULTON FINANCIAL
CORPORATION

Other Income
0.0
40.0
80.0
120.0
160.0
200.0
Millions
YTD Sept
YTD Dec

Q3 2010	Q2 2010	$	%
Other	9,190	10,370	(1,180)	-11%
Total	$ 50,270	$ 43,060	$ 7,210	17%

FULTON FINANCIAL
CORPORATION

Other Income (Q3 2010 vs. Q2 2010)
(dollars in thousands)
Mort. Sales Gains
12,110
$

3,060
$

9,050
$

296%
Overdraft & NSF Fees
8,830

9,620

(790)

-8%
Invt Mgt & Trust
8,600

8,660

(60)

-1%
Service Charges
3,410

3,350

60

2%
Debit Card Fees
3,360

3,370

(10)

0%
Cash Mgt Fees
2,520

2,510

10

0%
Merchant Fees
2,250

2,120

130

6%

2010	2009	$	%
Other	28,750	28,810	(60)	0%
Total	$133,020	$130,520	$ 2,500	2%

FULTON FINANCIAL
CORPORATION

Other Income                                                 (September 30th - Year to Date)
(dollars in thousands)
Overdraft & NSF Fees
27,330
$

26,570
$

760
$

3%
Invt Mgt & Trust
25,350

23,970

1,380

6%
Mort. Sales Gains
18,540

18,760

(220)

-1%
Service Charges
9,860

9,760

100

1%
Debit Card Fees
9,690

8,060

1,630

20%
Cash Mgt Fees
7,310

8,940

(1,630)

-18%
Merchant Fees
6,190

5,650

540

10%

More Efficient Than Peers
52.8
60.8
63.5
50.0
52.0
54.0
56.0
58.0
60.0
62.0
64.0
03
04
05
06
07
08
09
YTD
9/10
FULT
Peer
Top 50

Q3 2010	Q2 2010	$	%
Other Expenses	**11,770**	11,030	740	7%
Total	**$ 101,810**	**$ 100,160**	**$ 1,650**	**2%**

FULTON FINANCIAL
CORPORATION

Other Expense (Q3 2010 vs. Q2 2010)
(dollars in thousands)
Salaries & Benefits
54,530
$

54,650
$

(120)
$

0%
Occupancy & Equip.
13,480

13,180

300

2%
FDIC Insurance
4,710

5,140

(430)

-8%
Data Proc. & Software
4,320

4,070

250

6%
Legal & Audit
3,040

3,030

10

0%
Supplies & Postage
2,660

2,820

(160)

-6%
OREO & Repo Expense
2,620

1,880

740

39%
Marketing
2,600

2,270

330

15%
Telecommunications
2,080

2,090

(10)

0%

2010	2009	$	%
Other Expenses	**31,970**	31,580	390	1%
Total	**$ 301,200**	**$ 313,990**	**$(12,790)**	**-4%**

FULTON FINANCIAL CORPORATION

Other Expense (September 30th - Year to Date)
(dollars in thousands)
Salaries & Benefits
161,530
$

165,190
$

(3,660)
$

-2%
Occupancy & Equip.
41,400

41,090

310

1%
FDIC Insurance
14,800

21,740

(6,940)

-32%
Data Proc. & Software
12,630

13,970

(1,340)

-10%
Legal & Audit
8,620

6,700

1,920

29%
Supplies & Postage
8,120

8,190

(70)

-1%
OREO & Repo Expense
7,170

6,090

1,080

18%
Marketing
6,700

6,280

420

7%
Telecommunications
6,440

6,480

(40)

-1%
Operating Risk Loss
1,820

6,680

(4,860)

-73%

Corporate Priorities
■ EPS growth to improve total shareholder return
■ Reduce credit costs and construction exposure
■ Aggressively seek quality loans / protect current
 relationships
■ Pricing to reward, retain and enhance retail
 customer relationships
■ Leverage our brand and Forbes recognition
■ Consistent superior customer experience
■ Continue to align funding costs with protracted low
 rate environment
■ Offset impact of Regulation E changes / focus on
 non-interest income

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Credit
Information

Industry	%
Services	17.5
	2.3
	100.0

FULTON FINANCIAL
CORPORATION

Commercial Loans by Industry (Sept. 30, 2010)
Manufacturing
13.7

RE - Rental and Leasing
13.4

Construction
11.8

Agriculture
8.3

Retail
8.1

Wholesale
7.6

Health Care
6.5

Other
5.4

Financial Services
3.1

Arts and Entertainment
2.3

Transportation

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Loan Distribution by State (Q3 2010)
Average
% of
10 v. 09
%
Balance
Total
Growth
Growth
Pennsylvania
6,720,000
$

56.2%
275,000
$

4%
New Jersey
2,450,000

20.5%
(31,000)

-1%
Maryland
1,395,000

11.7%
(134,000)

-9%
Virginia
1,055,000

8.8%
(63,000)

-6%
Delaware
340,000

2.8%
(3,000)

-1%
11,960,000
$

Provision and Net Charge-Offs
Provision
Net Charge-Offs / Average Loans
$50
$45
$45
$40
$40
$40
$0
$20
$40
$60
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
($ in millions)
0.97%
0.81%
0.97%
0.95%
0.97%
1.19%
0.00%
0.50%
1.00%
1.50%
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

Comm'l	Mortgage	Constr.	Res. Mtg.	Other	Total
	131	2,569	344	-	386	3,430
	$ 4,513	$ 3,691	$ 22,950	$ 748	$ 3,601	$ 35,503

FULTON FINANCIAL
CORPORATION

Net Charge-offs (Recoveries) (Q3 2010)
Comm'l
(in thousands)
Pennsylvania
3,913
$

-
$

11
$

314
$

1,429
$

5,667
$

Maryland
(1,742)

(160)

11,873

159

542

10,672

New Jersey
2,300

1,285

589

-

1,092

5,266

Virginia
(89)

(3)

10,133

275

152

10,468

Delaware
Avg Loans
3,671,000

4,342,000

868,000

998,000

2,081,000

11,960,000

NCO %
0.49%
0.34%
10.58%
0.30%
0.69%
1.19%

Loan Delinquency (Key Sectors)
Category	Total (%) 9/30/10	90-Days 9/30/10	Total (%) 9/30/09	90-Days 9/30/09
Commercial Loans	3.08	2.31	2.26	1.65
Consumer Direct	1.54	0.71	1.69	0.65
Commercial Mortgage	2.85	2.29	1.84	1.31
Residential Mortgage	9.19	5.26	9.28	5.14
Construction	12.02	10.98	11.37	10.12
Total Portfolio	3.86	2.87	3.34	2.34

Comm'l	Mortgage	Constr.	Res. Mtg.	Other	Total
	1,251	8,441	673	4,368	1,465	16,198
	$ 85,103	$ 100,286	$ 91,591	$ 52,038	$ 13,554	$ 342,572

FULTON FINANCIAL
CORPORATION

Non-performing Loans* (September 30, 2010)
Comm'l
(in thousands)
Pennsylvania
43,683
$

38,901
$

9,615
$

13,809
$

4,620
$

110,628
$

Maryland
9,685

4,540

36,196

4,444

2,156

57,021

New Jersey
17,944

44,009

15,319

11,481

4,352

93,105

Virginia
12,540

4,395

29,788

17,936

961

65,620

Delaware
End Loans
3,684,000

4,346,000

834,000

1,002,000

2,084,000

11,950,000

NPL%
2.31%
2.31%
10.98%
5.19%
0.65%
2.87%
* Includes loans > 90 days past due and accruing.

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	66,000		4,370	820
	$ 1,002,000		$ 52,040	$ 19,600

FULTON FINANCIAL
CORPORATION

Residential Mtg by State (September 30, 2010)
Ending
% of
NPL
Allowance
Pennsylvania
473,000
$

47.2%
13,810
$

6,400
$

New Jersey
162,000

16.2%
11,480

2,600

Maryland
121,000

12.1%
4,440

1,710

Virginia
180,000

18.0%
17,940

8,070

Delaware
6.6%

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	33,000		1,250	1,480
	$ 3,684,000		$ 85,100	$ 106,780

FULTON FINANCIAL
CORPORATION

C&I Loans by State (September 30, 2010)
Ending
% of
NPL
Allowance
Pennsylvania
2,473,000
$

67.1%
43,680
$

67,100
$

New Jersey
566,000

15.4%
17,940

22,780

Maryland
351,000

9.5%
9,690

5,810

Virginia
261,000

7.1%
12,540

9,610

Delaware
0.9%

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	15,000		670	220
	$ 834,000		$ 91,590	$ 71,860

FULTON FINANCIAL
CORPORATION

Construction Loans (September 30, 2010)
Ending
% of
NPL
Allowance
Pennsylvania
316,000
$

37.9%
9,610
$

17,270
$

Virginia
189,000

22.7%
29,790

19,350

Maryland
175,000

21.0%
36,200

26,800

New Jersey
139,000

16.7%
15,320

8,220

Delaware
1.8%

Declining Construction Exposure
$834
$1,029
$1,367
$1,269
$978
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
12/31/2007
12/31/2008
12/31/2009
09/30/2009
09/30/2010
(7%)
(23%)
(19%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
8.6%
7.0%

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Construction Loans by Type 9/30/10
Ending
% of
Balance
Total
Commercial Residential
534,000
$

64.0%
Commercial
244,000

29.3%
Real Estate
45,000

5.4%
Other Commercial
11,000

1.3%
834,000
$

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

CRE Loans by State (September 30, 2010)
Ending
% of
NPL
Allowance
Balance
Total
Balance
Allocations
Pennsylvania
2,265,000
$

52.1%
38,900
$

19,560
$

New Jersey
1,216,000

28.0%
44,010

12,110

Maryland
388,000

8.9%
4,540

3,040

Virginia
350,000

8.1%
4,400

6,120

Delaware
127,000

2.9%
8,440

3,260

4,346,000
$

100,290
$

44,090
$

Balance
	(dollars in thousands)
	49,510
	$ 167,440

FULTON FINANCIAL
CORPORATION

Shared National Credits (September 30, 2010)
Ending
Commercial / Industrial
117,930
$

Commercial Real Estate
Total Outstanding
Delinquency: 2.8%

09/30/2010		06/30/2010
	(in thousands)		
	260		270
$	62,040	$	57,650

FULTON FINANCIAL
CORPORATION

Troubled Debt Restructurings
Residential Mtg
35,380
$

32,010
$

C&I/Comm'l Mtg
20,650

19,210

Construction
5,750

6,160

Consumer/other
Note: Excludes non-accrual TDR's

Investment Portfolio Detail

Total Investments	**$**	**2,762.2**	**3.06**

FULTON FINANCIAL
CORPORATION

Investment Portfolio (September 30, 2010)
ENDING
MODIFIED
BALANCE
DURATION
(in millions)
Agency collateralized mortgage obligations
928.0
$

1.81
Agency mortgage-backed securities
838.7

2.44
Municipal bonds
350.2

4.92
Auction rate securities
271.6

3.38
Corporate & trust preferred securities
139.3

10.46
U.S. Treasuries and agencies
11.0

0.59
FHLB & FRB stock
101.1

NA
Bank stocks
29.0

NA
Other investments
24.2

NA
Net unrealized gain / (loss)
68.9

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2010-11-05